                                                                   EXHIBIT 10.03


Confidential treatment with respect to certain information in this Exhibit has been requested of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The bracketed portions of this Exhibit have been omitted from the material filed in accordance with Rule 24b-2 and have been filed separately with the Commission.

                            LETTER AGREEMENT TO AMEND

              SCHEDULE NUMBER "23-09-97" / AGREEMENT NO. 9700050785

                                 QUICK HIT TEAM

                            AMENDMENT NO. 23-09-97-A

This Letter Agreement dated February 24, 1998, is in regard to Schedule Number "23-09-97"/ Agreement No. 9700050785 effective November 21, 1997. Under this Amendment, CGI will extend the services of the Quick Hit Team plus add one (1) Carnegie Group consultant to perform like roles as described under Schedule 23-09-97.

The tasks covered under this Amendment include:

U S WEST Information Technologies (IT) Service Delivery has created a [
                                                                              ]
The U S WEST Immediate Solution Discovery Team recommends solutions for the clients. The solutions recommended are small from a time and resources perspective, but the end results are of value to the success of the channels. The Quick Hit Team, will include: three (3) Carnegie Group web developers who will provide hourly consulting services to U S WEST Information Technologies and will be working within the complete development process of individual quick hit projects for three additional months and one (1) Carnegie Group consultant who will provide hourly consulting services from February 24, 1998 through March 31, 1998. It is intended that this work will include solutions review to coding and testing. A result of this approach will be jointly developed documents and solutions under the leadership and management of U S WEST IT.

The overall time period in which the CGI resources will provide services hereunder is February 24, 1998 to May 23, 1998.

CGI ROLES AND RESPONSIBILITIES
The following activities are to be performed by CGI:

1.    Research

2.    Design

3.    Coding

4.    Testing

5.    Documentation

The following tasks are to be performed by CGI under IT direction:

o Investigate discovery team recommended solutions to determine actual problem(s) to be solved.
o      Work with clients to uncover and document functional requirements.
o Convey requirements to developers and answer/investigate questions as they arise.
o      Develop solutions from coding through testing.
o Review final solutions prior to delivery to client to insure requirements match.
o      Help deliver solutions to client and perform client acceptance testing.
o      Help review test results with functional analysts and (sometimes) client.
o      Create all required application documentation.
o      Deploy applications in production.
o      Hand-off solutions/applications to maintenance teams.


U S WEST ROLES AND RESPONSIBILITIES
The following activities are to be provided by U S WEST:

1.    Research

2.    Design

3.    Coding

4.    Testing

5.    Documentation

6.    Project Management

7.    User acceptance


JOINT CGI AND U S WEST ROLES AND RESPONSIBILITIES
CGI and U S WEST are jointly responsible for the following activities:

1.    Research

2.    Design

3.    Coding

4.    Testing

5.    Documentation

SCOPE

This is a U S WEST IT led effort supported by CGI resources. The scope of this phase of the QUICK HIT TEAM effort is to Research, Define Requirements, Design, Code, Test, and Document the individual quick hit projects as solutions for them are recommended and brought to the Quick Hit Team by the U S WEST Immediate Solution Discovery Team. There may be innumerable quick hit projects identified. Therefore, each of the three (3) CGI web developers and the one (1) Carnegie Group consultant may work on more than one quick hit project at any time. Such resources will contribute to the overall Quick Hit Team effort through May 23, 1998 with the consultant working through March 31, 1998 only.

Accordingly, this Amendment includes additional estimated funding in the amount of $[ ] FOR AN ADDITIONAL ESTIMATED TEN (10) PERSON-MONTHS OF EFFORT to the work previously scoped in Schedule 23-09-97.

The project end date provided in Section 2.1 of Schedule 23-09-97 has effectively been changed hereunder from February 23, 1998 to May 23, 1998.

The Projected Cost in Article 3 of Schedule 23-09-97 has been increased by $[ ] to $[ ] in accordance with Exhibit 1 as attached hereto to effectively replace the original Article 3 in its entirety.

This Amendment describes the project extension and scope, in accordance with the current intent of the parties, for which the QUICK HIT TEAM Schedule 23-09-97 is being modified hereunder. It is understood by the parties that the consulting services will continue to be provided by CGI under Schedule 23-09-97 and this Amendment as subject to change in accordance with U S WEST direction and within the funding constraints of this Amendment.

Except as expressly set forth in this Letter Agreement, the terms of Schedule 23-09-97 and all signed amendments shall remain in full force and effect.

IN WITNESS WHEREOF, Licensee and CGI have executed this Letter Agreement in duplicate by their respective authorized representatives.

CARNEGIE GROUP, INC.                        LICENSEE

By:    /s/ DENNIS YABLONSKY             By:    /s/ BARBARA IRWIN
       --------------------                    -----------------
Title: President/CEO                    Title: Senior Director
       --------------------                    -----------------
Date:    3/21/98                        Date:    3/21/98
       --------------------                    -----------------

                                        U S WEST Business Resources, Inc.
                                        Acting as Agent for:   LICENSEE

                                        By:    /s/ SHERYL SWAYZE
                                               -----------------
                                        Title: Commodity Manger
                                               -----------------
                                        Date:    3/20/98
                                               -----------------

                           EXHIBIT 1 - PROJECTED COST

3.  PROJECTED COST

The total cost of the work net of discounts shall not exceed $[    ] based on
estimated time and material expenses, which represents an increase of $[    ]
above the previous funding approved for the Quick Hit Team project of $[     ].
No travel is anticipated for this project. Should travel be required, U S WEST agrees to pay CGI travel expenses for all pre-approved trips. This Amendment No. 23-09-97-A represents direct follow-on work to the Quick Hit Team Schedule No. 23-09-97 and based on the aggregate contract engineering costs (BEFORE DISCOUNTS) of Schedule No. 23-09-97 and Amendment No. 23-09-97-A totaling $[ ], no additional Cumulative Project Volume Discount applies to this Amendment.

Estimated costs with applicable discounts and estimated hours are provided below for this Amendment No. 23-09-97-A and for the entire project, respectively.
The incremental Amendment costs and hours follow:


         ITEMIZATION OF COSTS                                     AMOUNT
         --------------------                                     ------

CONTRACT ENGINEERING COSTS (TIME AND                             $[    ]
MATERIALS)

LESS [    ] % MINIMUM DISCOUNT                                  ($[    ])


TOTAL CONTRACT ENGINEERING                                       $[    ]

CGI/THIRD PARTY LICENSE FEES

TRAVEL EXPENSES AND OTHER PASS-THROUGH
EXPENSES

TOTAL INCREMENTAL AMENDMENT 23-09-97-A                           $[    ]
ESTIMATED PRICE                                                  -------

             CATEGORY                                 ESTIMATED HOURS

Engineers                                                  [    ]

TOTAL HOURS
                                                           [    ]


The Quick Hit Team project to date hours and costs follow:



          ITEMIZATION OF COSTS                                        AMOUNT

CONTRACT ENGINEERING COSTS (TIME AND                                  $[    ]
MATERIALS)

LESS [    ]% MINIMUM DISCOUNT                                        ($[    ])


TOTAL CONTRACT ENGINEERING                                            $[    ]

CGI/THIRD PARTY LICENSE FEES

TRAVEL EXPENSES AND OTHER PASS-THROUGH
EXPENSES

TOTAL AMENDMENT NO. 23-09-97-A AND                                    $[    ]
SCHEDULE NO. 23-09-97 ESTIMATED PRICE                                 -------




             CATEGORY                                   ESTIMATED HOURS

Engineers                                                     [    ]

TOTAL HOURS
                                                              [    ]